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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                           -------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST REPORT REPORTED)  MAY 18, 1994

                                ----------------


                           R.P. SCHERER CORPORATION
            (Exact name of Registrant as specified in its charter)



         DELAWARE                                      13-3523163
  (State of Incorporation)               (I.R.S. Employer Identification Number)



            2075 WEST BIG BEAVER ROAD, TROY, MICHIGAN  48084
            (Address of principal executive offices)  (Zip code)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (810) 649-0900















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
ITEM 5.  OTHER EVENTS

(a) On May 18, 1994, the Company issued a press release reporting its fourth quarter and full fiscal year operating results for the fiscal year ended March 31, 1994. This press release also discussed special operating charges recognized in the fourth quarter for an anticipated litigation settlement and for costs associated with a planned plant relocation.





                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                   R.P. Scherer Corporation
                                                   ------------------------
                                                         (Registrant)

Date: May 19, 1994                             By: /s/ THOMAS J. STUART
     -------------                                 ----------------------
                                                   Thomas J. Stuart,
                                                      Controller

[R.P. Scherer Corporation Press Release Letterhead]

Nicole Williams
Executive VP & CFO
(810) 649-0900
                                                          FOR IMMEDIATE RELEASE

                  SCHERER REPORTS SALES AND EARNINGS FOR THE
                 FOURTH QUARTER AND THE FULL FISCAL YEAR 1994
              COMPANY ANNOUNCES ANTICIPATED LITIGATION SETTLEMENT
                    AND PLANNED AUSTRALIAN PLANT RELOCATION

TROY, MI, May 18, 1994 ... R.P. Scherer Corporation announced today sales and earnings for the fourth quarter and the full fiscal year 1994, ended March 31.

FOURTH QUARTER

SALES

Sales for the fourth quarter of fiscal 1994 were $120.8 million, representing an increase of 22% over the same period a year ago. In constant exchange rates, the sales increase was 25%, reflecting the continued strength of the U.S. dollar. The Company's U.S. operations experienced a sales increase of 34% during this period, while European operations' local currency sales grew at 27%. The Company's German subsidiary's sales, which were adversely impacted by changes in health care regulations for the prior year fourth quarter, grew 20% in local currency compared to a year ago. Revenues contributed by Pharmagel, acquired last July, totaled $4.1 million for this year's fourth quarter.

OPERATING EARNINGS

In the fourth quarter, the Company earned operating income of $25.2 million before special charges of $4.5 million for an anticipated litigation settlement and planned relocation of a production facility discussed below, an increase of 26% from operating income of a year ago. If measured in constant exchange rates, operating income would have increased 27%. Operating income in Germany, as measured in local currency, increased by 50%, while the subsidiary's backlog was up 24% over the prior year. Operating margin before R&D expense and the special charges improved to 23.9% in this year's fourth quarter, compared to 23.1% for the same quarter last year.

In the fourth quarter, the Company succeeded in containing selling and administrative expenses to only 14% of sales, compared to 15% in the same period a year ago. Excluding Pharmagel, SG&A would have increased only 3% in the fourth quarter versus the same period a year ago.

In commenting on these results, the Company spokesman said: "We are pleased with the strong performance shown in the fourth quarter by nearly all of our operating units. We are particularly encouraged by the continued operating improvement at our German affiliate. The record high backlogs provide reason for optimism for continued growth in the next fiscal year."

ANTICIPATED LITIGATION SETTLEMENT AND PLANNED AUSTRALIAN PLANT RELOCATION

The fourth quarter operating results of the Company were adversely impacted by a $4.5 million pre-tax charge for the accrual of a proposed settlement for Paco Development Partners (PDP II) litigation, which has been outstanding since 1990, and a decision made by the Company to relocate its Australian plant operations.

The Company has reached an agreement in principle with the plaintiffs in the PDP II litigation, and is in the process of formalizing that agreement and seeking all the necessary approvals. The Company recognized during the fourth quarter the anticipated amount of settlement costs in excess of previously provided reserves. In addition, during the fourth quarter, the Company finalized its plans for the modernization and expansion of its Australian manufacturing facility. The Company has purchased a new facility and recognized as a charge to operations the costs it expects to incur on disposal of its existing facility and land.

NET INCOME

In March 1994, the Company completed the renegotiation of its bank credit facility and recognized an extraordinary loss of $0.3 million, or $.01 per share, which represents the after-tax effect of the write-off of unamortized deferred financing fees related to the former agreement.

Net income for the quarter of $6.5 million or $.41 per share, before the special charges for the anticipated litigation settlement and planned relocation of a production facility and the extraordinary loss from debt extinguishment, represents an increase of 32% over net earnings of $.31 per share for the same quarter last year.

FULL FISCAL YEAR RESULTS

SALES AND BACKLOG

Consolidated sales for the year were $449.3 million, an increase of 13% over the previous year. Adjusted for foreign exchange rate differences between years, sales grew by 19%. Pharmagel contributed $15.5 million to the sales increase. Sales backlog worldwide at March 31, 1994 was $136.3 million, up 24% from $110.2 million at the same time last year. When adjusted for constant exchange rates, the backlog increased by 26% compared to a year ago and represents a new record high.

The growth in worldwide sales of its core softgel products was led by the Company's U.S. operations, with an increase of 37%. European operations' reported sales gains were 4%, or 14% in constant exchange rates. The growth of the European segment accelerated in the second half of the fiscal year as economic conditions stabilized and pharmaceutical sales, which were adversely affected earlier in the year by changes in health care regulations in Germany, showed significant improvement.

The Company's Zydis advanced drug delivery technology generated revenues of $7.8 million, an increase of 64%.

OPERATING INCOME

Operating income for fiscal 1994 was $82.9 million, a decrease of 6% from the $88.1 million earned last year. Reported income was affected by charges recorded for an anticipated litigation settlement and planned relocation of the Australian production facility. Without these charges, operating income would have been essentially comparable with last year. Research and development expenses, net of customer reimbursements, increased by 15% to $13.1 million. This increase reflects continued investment in the development of the Company's advanced drug delivery systems.

NET INCOME

Income from continuing operations increased 7% to $30.9 million from the $29.0 million a year ago. Prior to recognizing special charges for the anticipated litigation settlement and the planned relocation of a production facility, the Company earned $1.40 per share, a 17% increase from $1.20 earned in prior year on a comparable basis. Including the special charges, the Company generated earnings from continuing operations of $1.27 per share, compared to $1.20 a year ago.

In January 1994, the Company defeased all of its currently outstanding 14% Senior Subordinated Debentures which resulted in an extraordinary loss of $15.5 million, or $.64 per share. The Company issued $100 million Senior Notes at 6 3/4%, the proceeds of which, together with bank borrowings, funded the defeasance.

R.P. Scherer Corporation, an international developer and manufacturer of drug delivery systems, is the world's largest producer of soft gelatin capsules ("softgels"). The Company is currently developing and commercializing advanced drug delivery systems, including SCHERERSOL(TM), ZYDIS(R) and PULSINCAP(R) technologies. The Company's proprietary drug delivery systems improve the efficacy of drugs by regulating the dosage, rate of absorption and place of release. The Company operates a global network of 18 facilities in 11 countries.

NYSE:  SHR
                                                                          ###

            R.P. SCHERER CORPORATION AND SUBSIDIARY
            SUMMARY OF FINANCIAL RESULTS
            (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                               FISCAL YEAR
                                                                             ENDED MARCH 31,
                                                                          ----------------------
                                                                                                          %
                                                                            1994        1993         CHANGE
                                                                           -------     -------       -------
            SUMMARY FINANCIAL INFORMATION:
            ------------------------------

            Net Sales                                                    $449,297        $398,011       13%
                                                                          -------         -------
                                                                          -------         -------

            Operating Margin exclusive of Litigation
                 Settlement and Other                                     $87,391         $88,097       -1%
                                                                          -------         -------
                                                                          -------         -------

            Operating Margin exclusive of R&D and Litigation
                 Settlement and Other                                       22.4%           25.0%
                                                                          -------         -------
                                                                          -------         -------

            Income from Continuing Operations per Common Share
                 before Litigation Settlement and Other                     $1.40           $1.20       17%
                                                                          -------         -------
                                                                          -------         -------

            SUMMARY INCOME STATEMENT DATA:                                 1994            1993
            ------------------------------                                -------         -------

            Net Sales                                                    $449,297        $398,011
            Cost of Sales                                                 287,389         242,108
            Selling and Administrative Expenses                            61,427          56,413
            Litigation Settlement and Other                                 4,478          -
            Research and Development Expenses                              13,090          11,393
                                                                          -------         -------

            Operating Income                                               82,913          88,097

            Interest Expense                                               22,480          25,436
            Interest Earned and Other                                      (1,911)         (3,630)
                                                                          -------         -------

            Income from Continuing Operations before
              Income Taxes, Minority Interests, and
              Accounting Change                                            62,344          66,291

            Income Taxes                                                   18,737          24,056
            Minority Interests                                             12,693          13,275
                                                                          -------         -------

            Income from Continuing Operations                              30,914          28,960

            Loss from Discontinued Operation                                -                (647)
            Extraordinary Loss from Debt Extinguishment                   (15,820)         (8,392)
            Cumulative Effect of Accounting Change                          -                 974
                                                                          -------         -------

            Net Income                                                    $15,094         $20,895
                                                                          -------         -------
                                                                          -------         -------
            Per Common Share:
              Income before Other Items                                     $1.27           $1.20
              Loss from Discontinued Operation                              -               (0.03)
              Extraordinary Loss from Debt Extinguishment                   (0.65)          (0.35)
              Accounting Change                                             -                0.04
                                                                          -------         -------

            Net Income                                                      $0.62           $0.86
                                                                          -------         -------
                                                                          -------         -------

            Average Number of Common Shares                                24,388          24,223

            R.P. SCHERER CORPORATION AND SUBSIDIARY
            SUMMARY OF FINANCIAL RESULTS
            (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                             THREE MONTHS
                                                                            ENDED MARCH 31,
                                                                       -----------------------
                                                                                                          %
                                                                          1994             1993         CHANGE
                                                                       ----------       ----------     ---------
            SUMMARY FINANCIAL INFORMATION:
            ------------------------------

            Net Sales                                                   $120,844          $99,021        22%
                                                                       ----------       ----------
                                                                       ----------       ----------
            Operating Income exclusive of Litigation
              Settlement and Other                                       $25,249          $19,962        26%
                                                                       ----------       ----------
                                                                       ----------       ----------
            Operating Margin exclusive of R&D and Litigation
              Settlement and Other                                         23.9%            23.1%
                                                                       ----------       ----------
                                                                       ----------       ----------

            Income from Continuing Operations per Common Share
              before Litigation Settlement and Other                       $0.41            $0.31        32%
                                                                       ----------       ----------
                                                                       ----------       ----------

            SUMMARY INCOME STATEMENT DATA:                                1994             1993
            ------------------------------                             ----------       ----------

            Net Sales                                                   $120,844          $99,021
            Cost of Sales                                                 75,080           61,011
            Selling and Administrative Expenses                           16,924           15,179
            Litigation Settlement and Other                                4,478            -
            Research and Development Expenses                              3,591            2,869
                                                                       ----------       ----------

            Operating Income                                              20,771           19,962

            Interest Expense                                               4,684            5,732
            Interest Earned and Other                                       (370)            (987)
                                                                       ----------       ----------
            Income from Continuing Operations before
              Income Taxes and Minority Interests                         16,457           15,217

            Income Taxes                                                   4,283            4,743
            Minority Interests                                             5,317            3,064
                                                                       ----------       ----------

            Income from Continuing Operations                              6,857            7,410

            Extraordinary Loss from Debt Extinguishment                     (320)               0
                                                                       ----------       ----------
            Net Income                                                    $6,537           $7,410
                                                                       ----------       ----------
                                                                       ----------       ----------
            Per Common Share:
              Income before Other Items                                    $0.28            $0.31
              Extraordinary Loss from Debt Extinguishment                  (0.01)            0.00
                                                                       ----------       ----------

                Net Income                                                 $0.27            $0.31
                                                                       ----------       ----------
                                                                       ----------       ----------

            Average Number of Common Shares                               24,399           24,275